SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2004

Coastal Banking Company, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	000-28333	57-1076099
(State or other	Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation

36 Sea Island Parkway, Beaufort, South Carolina     29902
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (843) 522-1228

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events.

On June 18, 2004, our board approved and announced the appointment of James L. Pate, III as Chief Financial Officer of our company and its subsidiary, Lowcountry National Bank effective June 4, 2004. Mr. Pate was most recently the managing officer of Jeter Homes, a residential building company in Beaufort, South Carolina. Prior to that, Mr. Pate was CFO for FirstBancorporation, Inc. in Beaufort for over 4 years. Mr. Pate replaces Charlie Lovering who has resigned as our Chief Financial Officer. Mr. Lovering was the Chief Financial Officer of our company since our inception.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

( c )  The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No. 99.1 – Description:  Press Release issued June 18, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC. By: /s/ Randolph C. Kohn Name: Randolph C. Kohn Title: Chief Executive Officer

Dated: June 18, 2004

EXHIBIT INDEX

Exhibit Number                      Description

99.1       Press Release dated June 18, 2004

4